Exhibit 4.1
                                                                     -----------

                          UNION ACCEPTANCE CORPORATION

                              SENIOR NOTES DUE 2002
                             NOTE PURCHASE AGREEMENT
                              AMENDMENT AND CONSENT


                                                                   April 2, 1996

     Reference is made to the Note Purchase Agreement, dated as of August 7, 1995, as amended by the Amendment thereto dated November 22, 1995 (as so amended, the "Note Purchase Agreement"), among Union Acceptance Corporation (the "Company") and Anchor National Life Insurance Company, The Travelers Insurance Company, The Lincoln National Life Insurance Company, The Minnesota Mutual Life Insurance Company, Cova Financial Services Life Insurance Co., The Lutheran Church - Missouri Synod Foundation, The Ohio Casualty Insurance Company, Safeco Life Insurance Company, The Travelers Insurance Group, Inc., First Cova Life Insurance Co., Guarantee Mutual Life Company, John Alden Life Insurance Company of New York, Physicians Mutual Insurance Company, Trustmark Insurance Company, Cincinnati Life Insurance Co., Acacia National Life Insurance Co., Republic Western Insurance Company, Standard Insurance Company, Trustmark Life Insurance Company, Physicians Life Insurance Company - Annuity Pocket 2, Cova Financial Life Insurance Co., Fort Dearborn Life Insurance Company, Frontier Insurance Company, Guarantee Trust Life Insurance Company, Security-Connecticut Life Insurance Company, CSA Fraternal Life and General American Life Insurance Company (each such entity, a "Purchaser" and collectively, the "Purchasers"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

     1. Pursuant to Section 14C of the Note Purchase Agreement, the parties hereto hereby agree to amend the Note Purchase Agreement as follows:

     (a) Section 8D of the Note Purchase Agreement is hereby amended by deleting clause (i) thereof and inserting in lieu thereof:

          "(i) The Company may not make any payments on Subordinated Debt except as permitted by the subordination provisions of the Subordination Debt Document governing such Subordinated Debt."

     (b) Section 12A of the Note Purchase Agreement is hereby amended by deleting the definition of "Subordinated Debt" and inserting in lieu thereof:

          "'Subordinated Debt' means Debt of the Company (i) whose first scheduled principal payment date is at least 92 days after the maturity date of the Senior Notes (as such maturity may have been extended at the time of issuance of such Debt), and (ii) which either (a) is issued pursuant to the Subordinated Note Purchase Agreement, or (b) is (x) subordinated or junior in right of payment to the Senior Notes on terms and provisions which are no more favorable to the holders thereof than the terms and provisions of Section 6.1 of the Subordinated Note Purchase Agreement (as in effect on the date of initial issuance of the Senior Subordinated Notes described therein and substantially in the form attached to the Amendment and Consent as Exhibit A) are to the holders of the Senior Subordinated Notes described therein, and (y) otherwise evidenced by documentation in form and substance satisfactory to the Required Holders."

          (c) Section 12A of the Note Purchase Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

          "'Amendment and Consent' means the Amendment and Consent to this Agreement, dated as of April 2, 1996, among the Company and the Required Holders.

          'Subordinated Debt Documents' means (i) the Subordinated Note Purchase Agreement, as in effect on the date of initial issuance of the Senior Subordinated Notes described therein, and
     (ii) any other indenture, note or agreement governing Subordinated Debt which satisfies the requirements of clause (ii) of the definition of Subordinated Debt.

          'Subordinated Note Purchase Agreement' means that certain Note Purchase Agreement, dated as of April 3, 1996, among the Company and the note purchasers named therein with respect to the Senior Subordinated Notes due 2003, as amended, modified and supplemented in accordance with the terms thereof.'"

     2. Except as hereby amended, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects, and all references to the "Agreement" therein shall be deemed to mean the Note Purchase Agreement as amended hereby.

     3. The Purchasers hereby (i) consent to the execution and delivery by the Company of the Subordinated Note Purchase Agreement and the consummation by the Company of the transactions contemplated thereby, and (ii) deem the Senior Note Purchase Agreement substantially in the form attached hereto as Exhibit A to be satisfactory in form and substance.

     4. The Company hereby confirms that as of the date hereof (i) all of the representations and warranties of the Company provided in Section 10 of the Note Purchase Agreement are true and correct, (ii) all covenants under the Note Purchase Agreement have been fully performed and (iii) all information provided to the Purchasers in connection with this Agreement is true and correct in all material respects.

     5. Upon execution and delivery of this Agreement by the Required Holders, the Company shall pay to the Holders an aggregate of $110,000.

     6. This Agreement shall be effective only upon the execution and delivery hereof by the Company and the Required Holders.

     7. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first above written.

                                    UNION ACCEPTANCE CORPORATION


                                    By:  /s/ Cynthia F. Whitaker
                                         ---------------------------------------
                                           Name: Cynthia F. Whitaker
                                           Title:


                                    REQUIRED HOLDERS:

                                    ANCHOR NATIONAL LIFE INSURANCE
                                         COMPANY


                                    By:  /s/ Yvonne Stevens
                                         ---------------------------------------
                                           Name: Yvonne Stevens
                                           Title: Authorized Agent


                                    THE TRAVELERS INSURANCE COMPANY


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    THE LINCOLN NATIONAL LIFE
                                         INSURANCE COMPANY

                                    By:  Lincoln Investment Mangement, Inc.,
                                         its Attorney-In-Fact

                                         By:  /s/ Gregory E. Reed
                                              ----------------------------------
                                                Name: Gregory E. Reed
                                                Title: Vice President

                                    THE MINNESOTA MUTUAL LIFE
                                         INSURANCE COMPANY

                                    By:  MIMLIC Asset Management Company


                                         By:  /s/ Marilyn Froelich
                                              ----------------------------------
                                                Name: Marilyn Froelich
                                                Title: Vice President



                                    COVA FINANCIAL SERVICES LIFE
                                         INSURANCE CO.


                                    By:  /s/ Doug Koester
                                         ---------------------------------------
                                           Name: Doug Koester
                                           Title: Vice President



                                    THE LUTHERAN CHURCH-MISSOURI
                                         SYNOD FOUNDATION


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:



                                    THE OHIO CASUALTY INSURANCE
                                         COMPANY


                                    By:  /s/ Richard B. Kelly
                                         ---------------------------------------
                                           Name: Richard B. Kelly
                                           Title: Senior Investment Officer

                                    SAFECO LIFE INSURANCE CO.


                                    By:  /s/ Michael C. Knebel
                                         ---------------------------------------
                                           Name: Michael C. Knebel
                                           Title: Vice President and Treasurer


                                    THE TRAVELERS INSURANCE GROUP
                                         INC.


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:




                                    FIRST COVA LIFE INSURANCE CO.


                                    By:  /s/ Doug Koester
                                         ---------------------------------------
                                           Name: Doug Koester
                                           Title: Vice President



                                    GUARANTEE MUTUAL LIFE COMPANY



                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    JOHN ALDEN LIFE INSURANCE
                                         COMPANY OF NEW YORK



                                    By:  /s/ [NOT LEGIBLE]
                                         ---------------------------------------
                                           Name:
                                           Title: Vice President, Investments

                                    PHYSICIANS MUTUAL INSURANCE
                                         COMPANY


                                    By:  /s/ Kathy R. Lange
                                         ---------------------------------------
                                           Name: Kathy R. Lange
                                           Title: Senior Portfolio Manager



                                    TRUSTMARK INSURANCE COMPANY


                                    By:  /s/ Michael A. Scelsi
                                         ---------------------------------------
                                           Name:Michael A. Scelsi
                                           Title: Vice President, Investments



                                    CINCINNATI LIFE INSURANCE CO.


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    ACACIA NATIONAL LIFE INSURANCE
                                         CO.


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    REPUBLIC WESTERN INSURANCE
                                         COMPANY


                                    By:  /s/ Bradley P. Newman
                                         ---------------------------------------
                                         Name: Bradley P. Newman
                                         Title: Vice President/Treasurer

                                    STANDARD INSURANCE COMPANY


                                    By:  /s/ [NOT LEGIBLE]
                                         ---------------------------------------
                                           Name:
                                           Title:


                                    TRUSTMARK LIFE INSURANCE
                                         COMPANY


                                    By:  /s/ Michael A. Scelsi
                                         ---------------------------------------
                                           Name: Michael A. Scelsi
                                           Title: Vice President, Investments


                                    PHYSICIANS LIFE INSURANCE
                                         COMPANY ANNUITY POCKET 2


                                    By:  /s/ Kathy R. Lange
                                         ---------------------------------------
                                           Name: Kathy R. Lange
                                           Title: Senior Portfolio Manager


                                    COVA FINANCIAL LIFE INSURANCE CO.


                                    By:  /s/ Doug Koester
                                         ---------------------------------------
                                           Name:Doug Koester
                                           Title: Vice President


                                    FORT DEARBORN LIFE INSURANCE
                                         COMPANY


                                    By:  MIMLIC Asset Management Company

                                         By:  /s/ Loren A. Haugland
                                              ----------------------------------
                                                Name: Loren Haugland
                                                Title: Vice President

                                    FRONTIER INSURANCE COMPANY


                                    By:  /s/ Kathy R. Lange
                                         ---------------------------------------
                                           Name: Kathy R. Lange
                                           Title:Senior Portfolio Manager


                                    GUARANTEE TRUST LIFE INSURANCE
                                         COMPANY


                                    By:  /s/ Kathy R. Lange
                                         ---------------------------------------
                                           Name: Kathy R. Lange
                                           Title: Senior Portfolio Manager


                                    SECURITY - CONNECTICUT LIFE
                                         INSURANCE COMPANY

                                    By:  Lincoln Investment Management,
                                         Inc., its Attorney-In-Fact

                                         By:  /s/ Gregory E. Reed
                                              ----------------------------------
                                                Name: Gregory E. Reed
                                                Title: Vice President


                                    CSA FRATERNAL LIFE


                                    By:  /s/ Kathy R. Lange
                                         ---------------------------------------
                                           Name: Kathy R. Lange
                                           Title: Senior Portfolio Manager


                                    GENERAL AMERICAN LIFE INSURANCE
                                         COMPANY


                                    By:  /s/ Doug Koester
                                         ---------------------------------------
                                           Name: Doug Koester
                                           Title: Vice President